UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    December 29, 2004

    Roberts Realty Investors, Inc.
(Exact Name of Registrant as Specified in Its Charter)

    Georgia
(State or Other Jurisdiction of Incorporation)

001-13183	56-2122873
(Commission File Number)	(IRS Employer Identification No.)

450 Northridge Parkway, Suite 302, Atlanta, Georgia (Address of Principal Executive Offices)	30350 (Zip Code)

    (770) 394-6000
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      [  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement.

Purchase of 82% Undivided Interest in a 23.5-Acre Parcel Located on Peachtree Parkway in Gwinnett County, Georgia

      Sales Contract and Closing

Roberts Realty Investors, Inc., the registrant, conducts its business through Roberts Properties Residential, L.P. (the “operating partnership”), which owns all of Roberts Realty’s properties. Roberts Realty owns a 73.5% interest in the operating partnership and is its sole general partner. On December 29, 2004, the operating partnership entered into a sales contract with Roberts Properties Peachtree Parkway, L.P. (“Peachtree Parkway, L.P.”). Charles S. Roberts, the Chief Executive Officer, President, and Chairman of the Board of Directors of Roberts Realty, owns 98.7% of Peachtree Parkway, L.P.

In February 1995, Mr. Roberts formed Peachtree Parkway, L.P., and the partnership bought a parcel of undeveloped land in Gwinnett County, Georgia, fronting on Peachtree Parkway. On August 20, 2004, Mr. Roberts bought out the other limited partners in Peachtree Parkway, L.P. in accordance with the terms of its partnership agreement. On November 1, 2004, Peachtree Parkway, L.P. sold an 18% undivided interest in a 23.5 acre portion of the property to Ms. Georgianna Jean Valentino, who with her husband is an original shareholder in the registrant and a long-term investor in partnerships sponsored by Mr. Roberts.

Under the sales contract dated December 29, 2004 between the operating partnership and Peachtree Parkway, L.P., the operating partnership purchased on that date an 82% undivided interest in a 23.5-acre portion of the undeveloped land from Peachtree Parkway, L.P. for a cash purchase price of $7,769,500 (on the same terms and conditions as Ms. Valentino). The land is zoned for 292 apartment units and is located across Peachtree Parkway from the upscale Forum Shopping Center. The registrant described the Peachtree Parkway transaction in the press release filed as Exhibit 99.1, which is incorporated into this Item 1.01 by this reference.

The operating partnership acquired the property in a Section 1031 tax-deferred exchange funded in part by sales proceeds from the July 2004 sale of its St. Andrews at the Polo Club community. The operating partnership funded the remaining portion of the purchase price from the proceeds of the loan and related agreements described in Item 2.03 below; the text of Item 2.03 is incorporated into this Item 1.01 by this reference.

Roberts Realty’s audit committee and independent directors approved the form of the sales contract. The purchase price was equal to the average of the lowest two of the three appraisals performed on the property by independent appraisers, multiplied by 82% to reflect the undivided percentage interest purchased.

      Agreements Encumbering the Property Assumed under the Sales Contract

In acquiring the property, the operating partnership assumed and became bound by (a) a tenants-in-common agreement (and a related memorandum recorded in the applicable deed records)

between Peachtree Parkway, L.P. and Ms. Valentino, and (b) a restrictive covenant recorded in those records in favor of Roberts Properties, Inc. and Roberts Properties Construction, Inc., each of which is wholly owned by Mr. Roberts.

Tenants-in-Common Agreement. The tenants-in-common agreement provides that either party can seek to have the property partitioned, or to sell her or its interest in the property, but in either event, the party must first offer to sell the interest to the other party at “fair market value,” which is subject to negotiation and appraisal if necessary. (A transfer to any affiliate of Mr. Roberts is not subject to this right of first offer.) The parties to the tenants-in-common agreement are obligated to split all revenue, income, costs, and expenses on an 82%/18% basis, and they must unanimously approve any sale, lease, or re-lease of a portion or all of the property, any negotiation or renegotiation of indebtedness secured by the property, the hiring of any manager, or the negotiation of any management contract (or extension or renewal of it). For all other actions, the parties will be bound by the vote of the registrant as the holder of more than 50% of the undivided interests in the property. The tenants-in-common agreement also contains buy/sell provisions that either party can invoke.

Restrictive Covenant in Favor of Affiliates of Charles S. Roberts. The property is subject to a restrictive covenant that provides that if the then-owner of the property develops it for residential use:

(a)	Roberts Properties, Inc., or any entity designated by Mr. Roberts, will be engaged as the development company for the project and will be paid a development fee in an amount equal to $5,000 per residential unit multiplied by the number of residential units that are developed on the property, with such fee to be paid in equal monthly amounts over the contemplated development period, and

(b)	Roberts Properties Construction, Inc., or any other entity designated by Mr. Roberts, will be engaged as the general contractor for the project on a cost plus basis and will be paid the cost of constructing the project plus 10% (5% profit and 5% overhead) with such payments to be paid commencing with the start of construction.

These terms and conditions are consistent with previous agreements between the operating partnership on one hand and Roberts Properties, Inc. and Roberts Properties Construction, Inc. on the other hand for development and construction services for residential communities. The covenant expires on October 29, 2014. (As noted above, Mr. Roberts is the Chief Executive Officer, President, and Chairman of the Board of Directors of Roberts Realty.)

The foregoing description of the material terms of the sales contract, tenants-in-common agreement, and restrictive covenant is subject to the full text of those documents filed as Exhibits 10.1 to 10.3, respectively, which are incorporated into this Item 2.03 by this reference.

Item 2.01   Completion of Acquisition or Disposition of Assets.

Item 1.01 describes Roberts Realty’s agreement to acquire an 82% undivided interest in undeveloped land from a related party. As described above in Item 1.01, the acquisition closed on December 29, 2004, the date of the agreement. The text of Item 1.01 is incorporated by reference into this Item 2.01. The operating partnership acquired the property in a Section 1031 tax-deferred exchange funded in part by sales proceeds from the July 2004 sale of its St. Andrews at the Polo Club community. The operating partnership funded the remaining portion of the purchase price from the proceeds of the loan described in Item 2.03 below. The text of Item 2.03 is incorporated into this Item 1.01 by this reference.

Item 2.03   Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 29, 2004, the operating partnership closed a $20,411,550 loan from Wachovia Bank, National Association to fund portions of the purchase prices of:

o	an 82% undivided interest in a 23.5 acre parcel of undeveloped land acquired from Peachtree Parkway, L.P. as described in Item 1.01 above; and

o	a 29.47 acre parcel of undeveloped land acquired from Cousins Properties Incorporated, an unrelated third party, as described in Item 8.01 below.

Wachovia made the loan to the operating partnership. Roberts Realty unconditionally guaranteed the operating partnership’s obligations under the loan documents.

The promissory note evidencing the loan provides that outstanding principal bears interest at the 30-day LIBOR plus 185 basis points, payable monthly in arrears commencing on February 1, 2005. The operating partnership expects that in January 2005 it will borrow the remaining $10,950,000 under the note to fund part of the purchase price of another parcel of undeveloped land the operating partnership expects to acquire for approximately $15,700,000. In that event, the Wachovia loan documents will be amended, as necessary, to cover the additional property. The registrant expects to use working capital to pay the remaining portion of the purchase price for the third parcel.

The promissory note requires principal payments as follows:

(a)	$5,800,000 on January 31, 2005;

(b)	$7,769,500 on July 31, 2005, when the Peachtree Parkway parcel described in Item 1.01 will be released as collateral; and

(c)	a final payment of the remaining outstanding principal and interest due on December 29, 2005.

Roberts Realty intends to make the January 31, 2005 required installment payment from working capital and the July 31, 2005 required installment payment by refinancing the Peachtree Parkway parcel. The operating partnership can obtain a release of the Cousins Properties parcel by paying $5,880,000 to Wachovia (in addition to the scheduled principal installments). The company intends to refinance any remaining balance of the loan at its maturity. The registrant has established a $5,800,000 escrow account with Wachovia that will remain in effect until the registrant pays the first principal installment of $5,800,000. At that time, the escrow account will be reduced to $1,300,000. The registrant has also established a separate $1,000,000 escrow account with Wachovia that the registrant will use to fund monthly interest payments. A separate security agreement and a control agreement between the operating partnership and Wachovia govern these escrow arrangements.

The promissory note requires the operating partnership to cause Mr. Roberts to remain the President, Chief Executive Officer, and Chairman of the Board of Roberts Realty. In the note, the operating partnership also agreed not to seek any rezoning of any of the property securing the loan without Wachovia’s consent, which Wachovia cannot unreasonably withhold or delay. Wachovia has the right to accelerate the payment of the outstanding principal and interest under the note for an event of default, including non-payment of installment payments when due.

Under a deed to secure debt, security agreement and assignment of leases and rents signed by the operating partnership in favor of Wachovia (the “security deed”), the two parcels referenced above currently secure the loan. The security deed includes terms and conditions customary for such an instrument. In particular, the operating partnership cannot, without the prior written consent of Wachovia – which Wachovia cannot unreasonably withhold, delay or condition – make or permit to be made any alterations or additions to the mortgaged property of a material nature.

The lender can accelerate the maturity of the loan upon an event of default. Events of default include: failure to pay the debt according to its terms, failing to perform other obligations under the loan documents, false representations, voluntary or involuntary bankruptcy, liquidation of the registrant or the operating partnership, merger of the registrant or the operating partnership unless the registrant or the operating partnership is the surviving entity, selling the mortgaged property without paying off the loan, incurring a default under other loan documents, or a default under any other loan from Wachovia to the operating partnership. (The operating partnership currently has a $22,071,000 loan from Wachovia secured by the registrant’s Addison Place Phase II multifamily community. The registrant has obtained a loan commitment from another lender to refinance that loan when it matures in May 2005.)

The security deed also contains provisions regarding environmental representations, covenants and indemnities, insurance of the property and claims in that regard, condemnation by governmental authorities, Wachovia’s remedies in the event of default (which include the right to foreclose on the property and sell it), an assignment of all personal property, fixtures, leases and rents as security for the loan, and the waiver of the right to trial by jury.

The foregoing description of the material terms of the promissory note, security deed, and guaranty is subject to the full text of those documents filed as Exhibits 10.4 to 10.6, respectively, which are incorporated into this Item 2.03 by this reference.

The statements above regarding the intended acquisition of a third property, the planned borrowing of additional amounts under the Wachovia promissory note to fund a portion of the purchase price for that property, and the registrant’s expectations regarding its repayment of the new Wachovia loan and refinancing of the existing Wachovia loan are forward-looking statements within the meaning of the securities laws. Although the company believes the expectations reflected in the forward-looking statements are based on reasonable assumptions, the company’s actual results could differ materially from those anticipated in the forward-looking statements. Certain factors that might cause such a difference include, but are not limited to, the failure of the operating partnership to acquire the third property (or acquire it on the anticipated terms); the inability of the operating partnership to be able to borrow from Wachovia to fund part of the purchase price of that property; and the failure of the registrant to have the working capital or other financial resources to repay the Wachovia loan (and the other Wachovia loan to be refinanced in May 2005) as it intends. For more information about other risks and uncertainties the registrant faces, please see the section in the registrant’s most recent quarterly report on Form 10-Q entitled Management’s Discussion and Analysis of Financial Condition and Results of Operations – Disclosure Regarding Forward-Looking Statements.

Item 8.01   Other Events.

On December 29, 2004, the operating partnership purchased 29.48 acres of investment property in the North Atlanta submarket of Alpharetta, Georgia from Cousins Properties Incorporated, an unrelated seller. The purchase price was $5,880,000 in cash. The property is located between Haynes Bridge Road and Mansell Road within a 220-acre master planned development known as Westside. The acquisition was part of a Section 1031 tax-deferred exchange using a portion of the proceeds from the July 2004 sale of the company’s St. Andrews at the Polo Club community, located in Palm Beach, Florida. The operating partnership funded the remaining portion of the purchase price from the proceeds of the loan and related agreements described in Item 2.03. The registrant described the Westside transaction in the press release filed as Exhibit 99.2, which is incorporated into this Item 8.01 by this reference.

Item 9.01.   Financial Statements and Exhibits.

(c)

Exhibit No.            Exhibit

10.1	Sales Contract dated December 29, 2004 between Roberts Properties Residential, L.P. and Roberts Properties Peachtree Parkway, L.P.

10.2	Tenants-In-Common Agreement between Georgianna Jean Valentino and Roberts Properties Peachtree Parkway, L.P., assumed by Roberts Properties Residential, L.P. on December 29, 2004.

10.3	Restrictive Covenant by Roberts Properties Peachtree Parkway, L.P., assumed by Roberts Properties Residential, L.P. on December 29, 2004.

10.4	Promissory Note in the principal amount of $20,411,550, dated December 29, 2004, executed by Roberts Properties Residential, L.P. in favor of Wachovia Bank, National Association.

10.5	Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated December 29, 2004 made by Roberts Properties Residential, L.P. in favor of Wachovia Bank, National Association.

10.6	Unconditional Guaranty of Payment and Performance dated December 29, 2004 made by Roberts Realty Investors, Inc. in favor of Wachovia Bank, National Association.

99.1	Press Release dated January 5, 2005 regarding the registrant’s purchase of property from Roberts Properties Peachtree Parkway, L.P.

99.2	Press Release dated January 4, 2005 regarding the registrant's purchase of property from Cousins Properties Incorporated.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

ROBERTS REALTY INVESTORS, INC.

Dated: January 5, 2005	By: /s/ Greg M. Burnett Greg M. Burnett Chief Financial Officer

EXHIBIT INDEX

Exhibit No.            Exhibit

10.1	Sales Contract dated December 29, 2004 between Roberts Properties Residential, L.P. and Roberts Properties Peachtree Parkway, L.P.

10.2	Tenants-In-Common Agreement between Georgianna Jean Valentino and Roberts Properties Peachtree Parkway, L.P., assumed by Roberts Properties Residential, L.P. on December 29, 2004.

10.3	Restrictive Covenant by Roberts Properties Peachtree Parkway, L.P., assumed by Roberts Properties Residential, L.P. on December 29, 2004.

10.4	Promissory Note in the principal amount of $20,411,550, dated December 29, 2004, executed by Roberts Properties Residential, L.P. in favor of Wachovia Bank, National Association.

10.5	Deed to Secure Debt, Security Agreement and Assignment of Leases and Rents dated December 29, 2004 made by Roberts Properties Residential, L.P. in favor of Wachovia Bank, National Association.

10.6	Unconditional Guaranty of Payment and Performance dated December 29, 2004 made by Roberts Realty Investors, Inc. in favor of Wachovia Bank, National Association.

99.1	Press Release dated January 5, 2005 regarding the registrant’s purchase of property from Roberts Properties Peachtree Parkway, L.P.

99.2	Press Release dated January 4, 2005 regarding the registrant's purchase of property from Cousins Properties Incorporated.